BlackRock International Value Trust
BlackRock International Value Fund

Supplement to the Statement of Additional Information dated January 18, 2011

The following changes are made to the Statement of Additional Information of BlackRock EuroFund (the “Fund”).

The section entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers” is revised as set forth below.

Robert Weatherston, CFA, and Brian Hall, CFA, are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The subsection entitled “Information Regarding Portfolio Managers — Other Funds and Accounts Managed” is revised to add the following information with respect to the Fund as of November 30, 2010:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Robert Weatherston, CFA	3	5	3	0	0	0
	$2.16 Billion	$586.2 Million	$168.7 Million	$0	$0	$0

Brian Hall, CFA	2	3	0	0	0	0
	$177.45 Million	$274 Million	$0	$0	$0	$0

The subsection entitled “Information Regarding Portfolio Managers — Fund Ownership” is revised to add the following information with respect to the Fund as of December 31, 2010:

Portfolio Manager	Dollar Range
Robert Weatherston, CFA	None
Brian Hall, CFA	None

Shareholders should retain this Supplement for future reference.

Code# SAI-1030-0111-SUP